SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) FEBRUARY 12, 2001


                           INTERNET CABLE CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)


      NEVADA                    000-26011                    87-0540291
      ------                    ---------                    ----------
   (State or other            (Commission                  (IRS Employer
   jurisdiction of            File Number)               Identification No.)
   incorporation)


                               1463 DUNWOODY DRIVE
                        WEST CHESTER, PENNSYLVANIA 19380
                        --------------------------------
          (Address of principal executive offices, including zip code)

                                 (610) 647-0400
                                 --------------
              (Registrant's telephone number, including area code)


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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTOR

     1. Internet Cable Corporation (the "Company") has received from Joseph Melanson a letter of resignation from the Board of Directors (the "Board") on February 12, 2001 to be effective immediately.

     2. Mr. Melanson had been elected to the Board by a vote of the shareholders at their annual meeting on January 25, 2000. His term was set to expire at the next annual meeting of the shareholders, which is to be scheduled during the Spring of 2001.

     3. A copy of Mr. Melanson's letter of resignation is attached as an Exhibit hereto.

      4. The Company believes that the description provided by Mr. Melanson is incorrect. A response by the Company to Mr. Melanson's resignation letter is filed as an exhibit hereto. This response summarizes the Company's views of the disagreement.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) The following exhibits are furnished in accordance with the provisions of Item 601 of regulation S-K:

     17.1 Letter of resignation from Joseph Melanson dated February 12, 2001

     17.2 Letter of response from the Company to Mr. Melanson dated February 15, 2001


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                                    SIGNATURE

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              INTERNET CABLE CORPORATION



                                              By: /s/ William F. Walsh
                                                  ------------------------
                                                  William F. Walsh
                                                  Chief Financial Officer


Dated: February 16, 2001






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                                 EXHIBIT INDEX



17.1      Letter of resignation from Joseph Melanson dated February 12, 2001

17.2      Letter of response from the Company to Mr. Melanson dated February 15,
          2001